[PHOTO OMITTED]

The
Gabelli
Global
Opportunity
Fund

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1999

                                   [GRAPHIC OMITTED]

Gabelli Global Opportunity Fund

Semi-Annual Report
June 30, 1999

                                                                 [PHOTO OMITTED]

                                                Marc J. Gabelli and Caesar Bryan
                                                              Portfolio Managers

To Our Shareholders,

      Global stocks remained strong during the second quarter of 1999. As profitable dynamics continued to fall into place throughout Europe, Japan and the emerging markets, The Gabelli Global Opportunity Fund continued its streak of impressive returns. While many investors cooled to the idea of global investing in light of recent foreign economic problems, the Gabelli methodology of evaluating individual companies paid off with superior returns again. Slightly more than halfway through the second quarter, the Gabelli Global Opportunity Fund celebrated its first birthday in impressive fashion. We feel confident that the years to come will provide many more such festive occasions.

Investment Performance

      For the second quarter ended June 30, 1999, The Gabelli Global Opportunity Fund's (the "Fund") total return was 13.3%. The Lipper Global Fund Average and Morgan Stanley Capital International World Free Index of global equity markets had total returns of 7.6% and 5.6%, respectively, over the same period. The Morgan Stanley World Free index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

      The Fund was up 32.6% over the trailing twelve-month period. The Lipper Global Fund Average and Morgan Stanley World Free Index rose 10.7% and 16.7%, respectively, over the same twelve-month period. Since inception on May 11, 1998 through June 30, 1999, the Fund had a cumulative total return of 35.7%, which equates to an average annual total return of 30.7%.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------

                                                  Quarter
                                  ----------------------------------------
                                    1st       2nd         3rd      4th       Year
                                    ---       ---         ---      ---       ----
 1999: Net Asset Value..........  $11.47    $13.00         --         --        --
       Total Return.............    8.7%     13.3%         --         --        --
--------------------------------------------------------------------------------------
 1998: Net Asset Value..........      --    $10.23      $9.69     $10.55    $10.55
       Total Return.............      --      2.3%(b)   (5.3)%     13.7%     10.1%(b)
--------------------------------------------------------------------------------------

               -------------------------------------------------
                   Average Annual Returns - June 30, 1999 (a)
                   ------------------------------------------

                         1 Year ................. 32.6%
                        Life of Fund (b) ......... 30.7%
               -------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date                Rate Per Share             Reinvestment Price
-----------------                --------------             ------------------
December 28, 1998                    $0.450                       $10.34

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on May 11, 1998.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

Our Investment Objective

      The Gabelli Global Opportunity Fund seeks to invest in common stock of companies which have rapid growth in revenues and earnings and equities trading at a significant discount to their intrinsic value. The Fund's primary objective is capital appreciation. Marc Gabelli and Caesar Bryan are responsible for the day-to-day management of the Gabelli Global Opportunity Fund. Currently, Marc Gabelli is Portfolio Manager for the Gabelli Global Interactive Couch Potato(R) Fund. Caesar Bryan is Portfolio Manager of the Gabelli International Growth and Gabelli Gold Funds.

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 1999. The geographic allo cation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                     HOLDINGS BY GEOGRAPHIC REGION - 6/30/99

                         United States         35.9%
                         Japan                 13.6%
                         Canada                 4.2%
                         Australia              2.4%
                         South Africa           1.6%
                         Cash                   6.0%
                         Europe                36.3%

COMMENTARY

      Investors have concluded that the financial crisis of last fall is over. One consequence of this conclusion has been the increase in money flowing to emerging markets, particularly those located in Asia. Following the economic turmoil that began in July 1997, most of these countries reacted rapidly. Domestic demand collapsed, capital investments stopped on a dime and, consequently, imports dried up. Even though exports did not grow, the trade balances moved into surpluses, which in turn liquefied the economies. Eventually, capital flowed in, helping to strengthen the currencies, confidence improved and, in time, domestic demand returned.

      The biggest economic surprise of the quarter has to have been the report, announced on June 10, that the Japanese economy grew 1.9% during the first quarter of 1999, which equates to an annualized rate of 8.0%. These figures were totally unexpected and the equity markets responded positively to the news. Looking behind the numbers, much of the rise can be explained by the quarterly jump of 10.3% in public sector investment reflecting government pump priming. However, private consumption, which represents about three-fifths of the economy, rose 1.2% quarter over quarter. This may not sound like much from this side of the Pacific, but it was the first positive number since the first quarter of 1998, and certainly a surprise with regard to the rise in unemployment and the fall in wages.

      On the European front, our outlook has not changed. We have outlined the reasons for our enthusiasm regarding European equities on many occasions in the past. In short, we believe that Europe is undergoing a transformation brought about by the single market and the single currency. Merger activity remains robust and 1999 is on target to be a record year for merger and acquisition activity.

The Americanization of the European Telecommunications Industry

      America refined the "art of the deal". We were early to recognize the economic benefits of consolidation and our investment bankers pioneered sophisticated financial packages and strategies to facilitate economically sensible mergers and acquisitions. Europe is now beginning to think along the same lines.

      We were delighted to see Deutsche Telekom compete with Olivetti for Telecom Italia. Not only were we receiving a premium bid for one of our portfolio holdings, but also it was the first true takeover battle in the European telecommunications industry. The gloves are coming off in Europe and we expect to see more duels for attractive telecommunications assets.

      We are seeing friendly deals as well. European regulatory authorities are currently reviewing the proposed merger of Sweden's Telia with Norway's Telenor. We think the merger will be approved and, in the process, it will provide guidelines that will accelerate telecommunications consolidation in Europe.

      Now that we are seeing "cross-border" transactions in Europe, will major "cross-continent" telephone deals follow? We have seen deals in the cellular sector, most notably Vodafone's acquisition of AirTouch, and British Telecom recently bid unsuccessfully for MCI. Now, Bermuda-based Global Crossing is vying with Qwest Communications International for US West and Frontier Corp. If Global Crossing wins, it will be interesting to see if European communications giants are emboldened to aggressively pursue a major U.S. telecommunications provider.

The Broadband Wars

      In recent years, a great deal of investment attention has focused on the build out of the Internet transmission highway and the advent of new interactive services. Cable television stocks have soared as investors recognized the enormous potential of their Internet pipeline business. After exceptional performance over the past two years, investors appear to have shifted their focus away from the cable guys to telephone companies rolling out new digital service line networks ("DSL") to provide higher speed Internet access. The new DSLs do not match the speed of cable lines and modems, while also being more expensive. But, DSLs are a major improvement over Internet transmission via standard copper telephone lines. This is not a "winner take all" proposition. We still believe cable will ultimately be the Internet transmission vehicle of choice and that their success will continue to drive cable company valuations. However, DSLs will help the telephone companies hold on to a meaningful market share in this rapid growth business and provide incremental revenues and profits. We are also seeing increasing investor interest in wireless data transmission companies, which were given up for dead several years ago. We think a third front is opening in the war for Internet and other data transmission business. We will be monitoring these developments closely.

From Top to Bottom

      This quarter's leading performers came from a wide range of sectors including wireless communications (Telephone & Data Systems), telecommunications (Viatel), cable (United International Holdings), publishing (Gruppo Editoriale L'Espresso) and broadcasting (Pathe). Takeover lightning struck in the form of VoiceStream Wireless' bid for Omnipoint.

      A few of our other holdings did not fare as well. The financial services sector faced modest declines across the board, as did pharmaceutical companies Novartis, Roche Holdings and Schering.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of June 30, 1999.

      General Instrument Corp. (GIC - $42.50 - NYSE) is a leading worldwide provider of integrated and interactive broadband access solutions and is advancing the convergence of the Internet, telecommunications and video entertainment industries. GIC's cable and satellite television operations have annual sales of approximately $2 billion. The company's set-top cable boxes will have high-speed modems that allow subscribers to surf the web, get email, play games, order videos and make telephone calls.

Liberty Media Group (LMG'A - $36.75 - NYSE) is engaged in businesses which provide programming services, including production, acquisition and distribution through all available media formats, and businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA, QVC, Encore and STARZ!. Liberty's assets also include interests in international video distribution businesses; international telephony and domestic wireless; plant and equipment manufacturers; and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T Corp. (T - $55.8125 - NYSE) and are now traded on the New York Stock Exchange.

Pathe SA (PATP.PA - $120.04 - Paris Stock Exchange) produces films in both French and English for distribution to theaters around the world. The company holds interests in distribution companies and operates a chain of over 41 movie theaters in France and the Netherlands. Pathe also offers pay television services in the United Kingdom, Ireland and France through its interests in B Sky B and Canalsatellite. The company has recently agreed to be acquired by another French firm, Vivendi.

Omnipoint Corp. (OMPT - $28.9375 - Nasdaq) is a leading personal communications services ("PCS") carrier in the U.S. with licenses covering major metropolitan areas containing nearly 100 million people. On June 23, 1999, Omnipoint agreed to be acquired by VoiceStream Wireless (VSTR - $28.4375 - Nasdaq) for $32 per share in cash and stock. The combined company will have PCS licenses covering about 190 million points of presence ("POPs") and will become a major PCS carrier.

Rogers Communications Inc. (RG - $16.0625 - NYSE) is a Canadian company engaged in cable operations, cellular (through its 81%-owned Rogers Cantel Mobile cellular provider) and media. Through Rogers@Home, the company will be one of the major beneficiaries of the growing penetration of cable high speed access to the Internet in Canadian homes.

Seagram Co. (VO - $50.375 - NYSE), with its 1995 purchase of an 80% interest in MCA from Matsushita Electric Industrial Co. for $5.7 billion, operates two global businesses: beverages and entertainment. Spirits and Wine group's major beverage brands include Chivas Regal, Martell, Mumm, Crown Royal and Seagram's Gin. With its December acquisition of Polygram, Seagram has created the world's leading music company, the Universal Music Group. Seagram's entertainment business includes the Universal Motion Pictures Group, the Universal Studios Recreation Group and a 46% interest in USA Networks (USAI - $40.125 - Nasdaq).

Softbank Corp. (9984.T - $202.50 - Tokyo Stock Exchange) is Japan's number one software distributor, holding franchises for Microsoft, Novell and Oracle products. The company also owns Kingston Technology, the number one memory module maker in the world. Softbank's 71%-ownership of Ziff-Davis (ZD - $15.1875
- NYSE), the second largest magazine publisher in the U.S., and its 11% stake in Japan Digital Broadcasting illustrates its media interests. ZD COMDEX and Forums, a division of Ziff-

Davis, produce computer-related trade shows. Softbank has direct or indirect investments in over 60 Internet-related companies including Yahoo! (28%), GeoCities (22%) and E*Trade Group (27%). With the deregulation of the financial services sector, the company is now poised to develop its Web-based businesses in Japan.

Telecom Italia SpA (TELI.MI - $10.39 - Milan Stock Exchange), headquartered in Rome, is an Italian telecommunications operator with 25.7 million subscriber fixed lines installed. TI also offers mobile telecommunications, analog mobile telecommunications and other services in Italy. Olivetti, a typewriter and computer manufacturer-turned-telecommunications company, has completed the largest-ever hostile corporate takeover in Europe by formally accepting shares amounting to a 51% stake in Telecom Italia. Tecnost is the Olivetti unit used as the vehicle for the takeover.

Viatel Inc. (VYTL - $56.125 - Nasdaq), headquartered in New York, is a facilities-based international and domestic long distance telecommunications company with network points of presence ("POPs") in European cities and operations in the United States, Latin America and the Pacific Rim. The company offers a broad array of competitively priced, value-added international and domestic long distance services. Its customers are primarily small and medium-sized businesses. Viatel provides long distance service to more than 230 countries and territories worldwide through its international network.

Vivendi (EX.PA - $81.00 - Paris Stock Exchange) is France's largest environmental services company, engaged in water purification and distribution, energy, waste management, construction and communications. The group owns 44% of Cegetel, France's second largest telecommunications operator. Sales at Cegetel rose 90% in 1998 to $3.4 billion following the company's launch of long distance service and the boom in demand for mobile services. Only five percent of sales are generated in emerging markets. With 159 million shares outstanding, the company has an equity market capitalization of Euro 35 billion or $40 billion.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Opportunity Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc. the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      We formed the Gabelli Global Opportunity Fund in May of last year because we believed that there were many companies around the world with real opportunities for earnings growth that were trading at discounts to their intrinsic value. Applying our value approach to the global scene, and employing a few growth tactics, we felt that we could earn significant returns for our shareholders. While we would never dream of patting ourselves on our backs or counting our proverbial chickens before they are hatched, we feel that the Fund's first year speaks for itself. While we recognize that it will be difficult to earn such a high rate of return consistently in the future, we believe that the Fund's basic investment strategy is sound and will continue to be successful in the future.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABOX. Please call us during the business day for further information.

                                   Sincerely,


              /s/ Marc J. Gabelli                   /s/ Caesar Bryan

              Marc J. Gabelli                       Caesar Bryan
              Portfolio Manager                     Portfolio Manager


                                                    /s/ Ivan Arteaga

                                                    Ivan Arteaga, CFA
                                                    Associate Portfolio Manager

July 30, 1999

--------------------------------------------------------------------------------

                                Top Ten Holdings
                                  June 30, 1999
                                  -------------

Liberty Media Group                                   Telecom Italia SpA
Omnipoint Corp.                                       Softbank Corp.
Seagram Co.                                           Rogers Communications Inc.
Viatel Inc.                                           Vivendi
General Instrument Corp.                              News Corp.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Opportunity Fund
Portfolio of Investments -- June 30, 1999 (Unaudited)
================================================================================

                                                                      Market
  Shares                                                 Cost         Value
  ------                                                 ----         -----

           COMMON STOCKS -- 93.0%
           Automotive -- 0.6%
     900   General Motors Corp...............         $   54,170   $    59,400
                                                      ----------   -----------
           Automotive:  Parts and Accessories -- 0.1%
     629   Delphi Automotive
              Systems Corp...................             10,719        11,676
                                                      ----------   -----------
           Broadcasting -- 5.9%
   2,150   Audiofina.........................             89,113       103,212
   7,400   Granada Group plc.................            125,750       137,293
     450   NRJ SA............................             87,492       101,307
   1,125   Pathe SA..........................             78,337       135,045
  10,000   Tokyo Broadcasting System Inc.....            118,392       144,585
                                                      ----------   -----------
                                                         499,084       621,442
                                                      ----------   -----------
           Building and Construction -- 1.4%
   3,300   CRH plc...........................             56,510        58,535
   8,000   Sekisui House Ltd.................             87,170        86,321
                                                      ----------   -----------
                                                         143,680       144,856
                                                      ----------   -----------
           Business Services -- 3.6%
   4,000   Asatsu-DK Inc.....................            107,618       105,754
   2,190   Vivendi...........................            165,638       177,404
   2,200   Young & Rubicam Inc.+.............             67,069        99,963
                                                      ----------   -----------
                                                         340,325       383,121
                                                      ----------   -----------
           Cable -- 4.7%
   1,100   Comcast Corp., Cl. A..............             25,047        39,394
   1,100   Comcast Corp., Special, Cl. A.....             25,047        42,281
   1,600   MediaOne Group Inc.+..............             81,942       119,000
   1,400   NTL Inc.+.........................             70,362       120,663
   2,500   United International
             Holdings Inc., Cl. A+...........             64,063       169,063
                                                      ----------   -----------
                                                         266,461       490,401
                                                      ----------   -----------
           Communications Equipment -- 3.6%
   5,000   General Instrument Corp.+.........            145,250       212,500
   2,300   GN Store Nord A/S.................             81,281        77,714
     600   Mannesmann AG.....................             82,944        89,535
                                                      ----------   -----------
                                                         309,475       379,749
                                                      ----------   -----------
           Computer Software and Services -- 1.9%
   1,000   Softbank Corp.....................             80,578       202,501
                                                      ----------   -----------
           Consumer Products -- 4.1%
     720   Christian Dior SA.................             82,548       117,318
      70   Compagnie Financiere
              Richemont AG...................             96,320       134,633
   4,000   KAO Corp..........................             84,729       112,363
   7,321   Unilever NV.......................             79,482        65,144
                                                      ----------   -----------
                                                         343,079       429,458
                                                      ----------   -----------
           Consumer Services -- 0.7%
   5,000   Rollins Inc.......................             85,250        79,688
                                                      ----------   -----------
           Diversified Industrial -- 1.5%
   7,000   General Electric Co. plc..........             64,957        71,390
   1,125   Indus Holding AG..................             44,372        38,634
     300   Oerlikon-Buhrle Holding AG........             57,522        45,543
                                                      ----------   -----------
                                                         166,851       155,567
                                                      ----------   -----------
           Energy and Utilities -- 4.3%
   1,000   BP Amoco plc, ADR.................             93,157       108,500
  12,180   Citizens Utilities Co., Cl. B+....            106,956       135,503
   2,500   Endesa SA.........................             67,936        53,317
   2,500   Schlumberger Ltd..................            137,822       159,218
                                                      ----------   -----------
                                                         405,871       456,538
                                                      ----------   -----------
           Entertainment -- 5.3%
   7,788   Liberty Media Group, Cl. A+.......            146,381       286,209
  37,000   Rank Group plc....................            144,103       147,120
   3,000   USA Networks Inc.+................             75,830       120,375
                                                      ----------   -----------
                                                         366,314       553,704
                                                      ----------   -----------
           Equipment and Supplies -- 1.7%
   4,000   THK Co. Ltd.......................             85,116        92,535
   4,000   Toyo Seikan Kaisha Ltd............             81,824        89,890
                                                      ----------   -----------
                                                         166,940       182,425
                                                      ----------   -----------
           Financial Services - 9.5%
   2,600   Assicurazioni Generali SpA........            104,798        90,092
     500   AXA-UAP...........................             69,512        61,000
  15,500   Banca Commerciale Italiana........            101,784       113,268
   3,300   Bank of Ireland...................             65,777        55,295
   1,800   Citigroup Inc.....................             78,210        85,500
   1,262   Invik & Co. AB, B Free............             95,170        74,175
   3,000   Mellon Bank Corp..................             98,972       109,125
     900   Morgan (J.P.) & Co................             91,742       126,450
   1,900   Pioneer Group Inc.................             52,001        32,775
   6,500   Schroders plc.....................            144,491       132,787
  10,000   Skandinaviska Enskilda
              Banken, Cl. A..................            135,349       116,447
                                                      ----------   -----------
                                                       1,037,806       996,914
                                                      ----------   -----------
           Food and Beverage -- 4.5%
  25,800   Foster's Brewing Group Ltd........             69,207        72,716
      45   Nestle SA.........................             93,042        81,079
   4,500   Seagram Co........................            194,225       226,688
   5,100   Whitman Corp......................             97,736        91,800
                                                      ----------   -----------
                                                         454,210       472,283
                                                      ----------   -----------
           Global Entertainment -- 2.1%
     425   Canal Plus........................            106,758       119,259
  12,000   EMI Group plc.....................             84,291        96,280
                                                      ----------   -----------
                                                         191,049       215,539
                                                      ----------   -----------
           Health Care -- 2.4%
      60   Novartis AG.......................            106,058        87,612
       9   Roche Holding AG..................            106,157        92,512
     650   Schering AG.......................             83,805        68,910
                                                      ----------   -----------
                                                         296,020       249,034
                                                      ----------   -----------

                See accompanying notes to financial statements.

The Gabelli Global Opportunity Fund
Portfolio of Investments -- June 30, 1999 (Unaudited)
================================================================================

                                                                      Market
  Shares                                                 Cost         Value
  ------                                                 ----         -----

           COMMON STOCKS (Continued)
           Hotels and Gaming -- 0.6%
   4,000   Mirage Resorts Inc.+..............         $   86,356   $    67,000
                                                      ----------   -----------
           Metals and Mining -- 4.4%
   3,000   Anglogold Ltd., ADR...............             67,525        64,500
   5,000   Barrick Gold Corp.................             98,475        96,874
   8,300   Harmony Gold Mining Ltd...........             37,858        39,063
  12,800   Harmony Gold Mining Ltd., ADR.....             64,500        62,000
   3,500   Newmont Mining Corp...............             74,706        69,563
   3,800   Placer Dome Inc...................             51,190        44,888
   2,700   Stillwater Mining Co.+............             49,506        88,256
                                                      ----------   -----------
                                                         443,760       465,144
                                                      ----------   -----------
           Publishing -- 6.2%
   7,000   Arnoldo Mondadori Editore SpA.....            105,180       121,278
   9,250   Gruppo Editoriale L'Espresso SpA..             87,079       149,767
  24,000   Independent News & Media plc......            113,713       115,090
   5,000   News Corp. Ltd., ADR..............            142,857       176,562
   8,000   Schibsted ASA.....................             95,193        89,936
                                                      ----------   -----------
                                                         544,022       652,633
                                                      ----------   -----------
           Retail -- 1.3%
   2,000   Ito Yokado Co. Ltd................            135,479       133,844
                                                      ----------   -----------
           Telecommunications -- 18.7%
   1,800   AT&T Corp.........................             82,722       100,463
   2,000   BCE Inc...........................             86,600        98,625
   1,500   Bell Atlantic Corp................             85,875        98,063
   3,250   Cable & Wireless plc, ADR.........            118,803       128,781
      25   DDI Corp..........................             90,853       155,532
  10,500   Electric Lightwave Inc.+..........            110,999       136,500
   2,500   Frontier Corp.....................             82,313       147,500
      10   Japan Telecom Co. Ltd.............             93,228       142,106
      13   Nippon Telegraph and
              Telephone Corp.................            105,789       151,442
  12,500   Rogers Communications
              Inc., Cl. B+...................            175,544       202,344
   2,000   Telecom Italia SpA, ADR...........            182,592       210,375
     714   Telefonica SA, ADR................             93,498       105,047
   2,000   Time Warner Telecom Inc.+.........             28,000        58,000
   4,000   Viatel Inc.+......................             52,000       224,501
                                                      ----------   -----------
                                                       1,388,816     1,959,279
                                                      ----------   -----------
           Wireless Communications -- 3.9%
   8,500   Omnipoint Corp.+..................            158,401       245,969
   2,300   Telephone & Data Systems Inc......             86,665       168,044
                                                      ----------   -----------
                                                         245,066       414,013
                                                      ----------   -----------
           TOTAL COMMON STOCKS...............          8,061,381     9,776,209
                                                      ----------   -----------

 Principal                                                            Market
  Amount                                                 Cost         Value
  ------                                                 ----         -----

           U.S. GOVERNMENT OBLIGATIONS -- 5.9%
$625,000   U.S. Treasury Bills,
              4.50% to 4.74%++,
              due 08/05/99 to 09/30/99  .....         $  619,222   $   619,304
                                                      ----------   -----------

           TOTAL
              INVESTMENTS-- 98.9%............         $8,680,603    10,395,513
                                                      ==========
           Other Assets and
              Liabilities (Net) --  1.1%.....                          119,684
                                                                   -----------

           NET ASSETS-- 100.0%...............                      $10,515,197
                                                                   ===========
              (808,639 shares outstanding)

           NET ASSET VALUE,
              Offering and Redemption
              Price Per Share................                           $13.00
                                                                        ======
--------
           For Federal tax purposes:
           Aggregate cost....................                      $ 8,680,603
                                                                   -----------
           Gross unrealized appreciation.....                      $ 1,987,663
           Gross unrealized depreciation.....                         (272,754)
                                                                   -----------
           Net unrealized appreciation.......                      $ 1,714,909
                                                                   ===========

Principal                                             Settlement  Net Unrealized
 Amount                                                   Date      Depreciation
 ------                                                   ----      ------------
           FORWARD FOREIGN EXCHANGE CONTRACTS
38,367 (a) Deliver British Pounds
              in exchange for
              USD 60,480.....................            07/07/99           $(6)

-----------------
(a) -- Principal amount denoted in British Pounds.
+   -- Non-income producing security.
++  -- Represents annualized yield at date of purchase.
ADR -- American Depository Receipt.
USD -- U.S. Dollars.

                                          % of
                                          Market                   Market
Geographic Diversification                Value                    Value
--------------------------                -----                    -----

North America                              46.1%                 $4,793,160
Europe                                     36.3%                  3,770,637
Japan                                      13.6%                  1,416,874
Asia/Pacific Rim                            2.4%                    249,279
South Africa                                1.6%                    165,563
                                          ------                  ---------
                                          100.0%                $10,395,513
                                          ======                 ==========

                See accompanying notes to financial statements.

                      The Gabelli Global Opportunity Fund

Statement of Assets and Liabilities
June 30, 1999 (Unaudited)
================================================================================

Assets:
   Investments, at value (Cost $8,680,603)  ..................       $10,395,513
   Cash ......................................................            50,925
   Foreign currency, at value (Cost $243,636) ................           243,494
   Dividends, interest and reclaims receivable ...............            19,737
   Receivable for investments sold ...........................             2,296
   Receivable from adviser ...................................            11,188
   Deferred organizational expenses ..........................            30,728
                                                                     -----------
   Total Assets ..............................................        10,753,881
                                                                     -----------
Liabilities:
   Payable for investments purchased .........................           114,406
   Payable for investment advisory fees ......................             8,289
   Payable for distribution fees .............................             2,022
   Payable to adviser ........................................            40,000
   Other accrued expenses and liabilities ....................            73,967
                                                                     -----------
   Total Liabilities .........................................           238,684
                                                                     -----------
   Net Assets applicable to 808,639
     shares outstanding ......................................       $10,515,197
                                                                     ===========

Net Assets consist of:
   Capital stock, at par value ...............................       $       809
   Additional paid-in capital ................................         8,700,566
   Accumulated net investment income .........................            44,209
   Accumulated net realized gain on investments
     and foreign currency transactions .......................            54,976
   Net unrealized appreciation on investments
     and foreign currency transactions .......................         1,714,637
                                                                     -----------
   Total Net Assets ..........................................       $10,515,197
                                                                     ===========
   Net Asset Value, offering and redemption
     price per share ($10,515,197 / 808,639
     shares outstanding; 200,000,000
     shares authorized of $0.001 par value) ..................       $     13.00
                                                                     ===========

Statement of Operations
For the Six Months Ended June 30, 1999 (Unaudited)
================================================================================

Investment Income:
   Dividends (net of foreign taxes of $7,571) ..............        $    76,880
   Interest ................................................              6,091
                                                                    -----------
   Total Investment Income .................................             82,971
                                                                    -----------
Expenses:
   Investment advisory fees ................................             39,471
   Distribution fees .......................................              9,868
   Legal and audit fees ....................................             14,029
   Shareholder services fees ...............................             13,643
   Custodian fees ..........................................             11,193
   Registration fees .......................................             10,117
   Shareholder report expenses .............................              7,094
   Organizational expenses .................................              3,967
   Directors' fees .........................................                256
   Miscellaneous expenses ..................................              8,782
                                                                    -----------
   Total Expenses ..........................................            118,420
   Expense reimbursement ...................................            (78,949)
                                                                    -----------
   Total Net Expenses ......................................             39,471
                                                                    -----------
   Net Investment Income ...................................             43,500
                                                                    -----------
Net Realized and Unrealized Gain
   on Investments:
   Net realized gain on investments and
     foreign currency transactions .........................             56,497
   Net change in unrealized appreciation
     on investments and foreign currency
     transactions ..........................................          1,582,933
                                                                    -----------
   Net realized and unrealized gain
     on investments and foreign currency
     transactions ..........................................          1,639,430
                                                                    -----------
   Net increase in net assets resulting
     from operations .......................................        $ 1,682,930
                                                                    ===========

Statement of Changes in Net Assets
================================================================================

                                                                     Six Months Ended    Period Ended
                                                                       June 30, 1999     December 31,
                                                                        (Unaudited)          1998+
                                                                        -----------      -----------
Operations:
   Net investment income ............................................   $    43,500      $    48,310
   Net realized gain on investments and foreign currency transactions        56,497          190,596
   Net change in unrealized appreciation on investments
     and foreign currency transactions ..............................     1,582,933          131,704
                                                                        -----------      -----------
   Net increase in net assets resulting from operations .............     1,682,930          370,610
                                                                        -----------      -----------
Distributions to shareholders:
   Net investment income ............................................            --          (48,310)
   In excess of net investment income ...............................            --          (31,596)
   Net realized gain on investments .................................            --         (159,812)
                                                                        -----------      -----------
   Total distributions to shareholders ..............................            --         (239,718)
                                                                        -----------      -----------
Capital share transactions:
   Net increase in net assets from capital share transactions .......     2,966,237        5,735,138
                                                                        -----------      -----------
   Net increase in net assets .......................................     4,649,167        5,866,030

Net Assets:
   Beginning of period ..............................................     5,866,030               --
                                                                        -----------      -----------
   End of period ....................................................   $10,515,197      $ 5,866,030
                                                                        ===========      ===========

----------
+     From commencement of operations on May 11, 1998.

                 See accompanying notes to financial statements.

The Gabelli Global Opportunity Fund
Notes to Financial Statements (Unaudited)
================================================================================

1. Organization. The Gabelli Global Opportunity Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on May 11, 1998.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the successor to Gabelli Funds, Inc. as investment adviser) (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the

The Gabelli Global Opportunity Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The Gabelli Global Opportunity Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

Expenses. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates. The Adviser voluntarily agreed to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund at 1.00% of the value of the Fund's average daily net assets. For the six months ended June 30, 1999, the Adviser reimbursed the Fund in the amount of $78,949.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 1999, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $9,868, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Organizational Expenses. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. Portfolio Securities. Purchases and sales of securities for the six months ended June 30, 1999, other than short term securities, aggregated $4,002,069 and $1,303,895, respectively.

7. Transactions with Affiliates. During the six months ended June 30, 1999, the Fund paid brokerage commissions of $395 to Gabelli & Company, Inc. and its affiliates.

8. Line of Credit. The Fund has access to an unsecured line of credit from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at June 30, 1999.

The Gabelli Global Opportunity Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

The average daily amount of borrowings outstanding during the six months ended June 30, 1999 was $588,953, with a related weighted average interest rate of 5.49%. The maximum amount borrowed at any time during the six months ended June 30, 1999 was $720,000.

9. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                                                      Six Months Ended                  Period Ended
                                                       June 30, 1999                 December 31, 1998
                                               ----------------------------    ----------------------------
                                                    Shares         Amount         Shares          Amount
                                               ------------    ------------    ------------    ------------
Shares sold ................................        290,522    $  3,418,791       2,576,620    $ 26,801,277
Shares issued upon reinvestment of dividends             --              --          22,028         227,773
Shares redeemed ............................        (37,931)       (452,544)     (2,042,600)    (21,293,912)
                                               ------------    ------------    ------------    ------------
  Net increase .............................        252,591    $  2,966,237         556,048    $  5,735,138
                                               ============    ============    ============    ============

10. New Share Classes. On March 9, 1999, the Board of Directors of the Fund approved (subject to shareholder approval of Amendments to the Fund's Articles of Incorporation to permit the Fund to offer additional classes of shares) a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund - Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board had also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA Shares) to be effective upon the commencement of the offering of the New Share Classes. Effective July 22, 1999, shareholder approval permitting the Fund to offer additional classes of shares was attained.

The Gabelli Global Opportunity Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                  Six Months Ended
                                                    June 30, 1999     Period Ended
                                                     (Unaudited)    December 31, 1998+
                                                     ----------     ------------------
Operating performance:
  Net asset value, beginning of period ............   $    10.55       $    10.00
                                                      ----------       ----------
  Net investment income ...........................         0.05             0.09
  Net realized and unrealized gain on investments .         2.40             0.91
                                                      ----------       ----------
  Total from investment operations ................         2.45             1.00
                                                      ----------       ----------
Distributions to shareholders:
  Net investment income ...........................           --            (0.09)
  In excess of net investment income ..............           --            (0.06)
  Net realized gain on investments ................           --            (0.30)
                                                      ----------       ----------
  Total distributions .............................           --            (0.45)
                                                      ----------       ----------
  Net asset value, end of period ..................   $    13.00       $    10.55
                                                      ==========       ==========
  Total return++ ..................................         23.2%            10.1%
                                                      ==========       ==========
Ratios to average net assets and supplemental data:
  Net assets, end of period (in 000's) ............   $   10,515       $    5,866
  Ratio of net investment income
    to average net assets .........................         1.10%(a)         1.72%(a)
  Ratio of operating expenses
    to average net assets before reimbursement (b)          2.99%(a)         4.77%(a)
  Ratio of operating expenses
    to average net assets net of reimbursement ....         1.00%(a)         1.00%(a)
  Portfolio turnover rate .........................           18%             127%

----------
+     From commencement of operations on May 11, 1998.
++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)   Annualized.
(b) During the period ended December 31, 1998, the Adviser voluntarily reimbursed certain expenses. If such expense reimbursement had not occurred, the ratio of operating expenses to average net assets would have been as shown.

                 See accompanying notes to financial statements.

                        Gabelli Global Series Funds, Inc.
                       The Gabelli Global Opportunity Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA Chairman and Chief       Karl Otto Pohl
Investment Officer                             Former President
Gabelli Asset Management Inc.                  Deutsche Bundesbank

Felix J. Christiana                            Werner J. Roeder, MD
Former Senior Vice President                   Medical Director
Dollar Dry Dock Savings Bank                   Lawrence Hospital

Anthony J. Colavita                            Anthonie C. van Ekris
Attorney-at-Law                                Managing Director
Anthony J. Colavita, P.C.                      BALMAC International, Inc.

John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.

                         Officers and Portfolio Managers

Mario J. Gabelli, CFA                          Marc J. Gabelli
President and Chief                            Portfolio Manager
Investment Officer

Caesar Bryan                                   Bruce N. Alpert
Portfolio Manager                              Vice President and Treasurer

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompa nied by an effective prospectus.
--------------------------------------------------------------------------------

GAB403Q299SR